1 JOHN WILEY & SONS, INC. UNANIMOUS WRITTEN CONSENT OF THE BENEFITS ADMINISTRATION BOARD DEFERRED COMPENSATION PLAN OF JOHN WILEY & SONS, INC. The undersigned, being all the members of the Benefits Administration Board (the “BAB”) appointed under the provisions of the Deferred Compensation Plan of John Wiley & Sons, Inc. (the “Plan”) and acting in our settlor capacities pursuant to the authority granted by the Board of Directors of John Wiley & Sons, Inc. (the “Board”), do hereby unanimously consent to the adoption of the following resolutions with respect to the Plan. WHEREAS, John Wiley & Sons, Inc. maintains the Plan to allow a select group of management or highly compensated employees the opportunity to make salary deferral contributions to the Plan and, if an employee’s employer matching contributions under the John Wiley & Sons, Inc. Employees’ Savings Plan are limited due to the attainment of the Statutory Compensation Limit under the Internal Revenue Code, to receive a “make-up” of the matching contribution that is so limited in this Plan; and WHEREAS, effective June 20, 2013, the Board granted all power and authority to the members of the BAB, in their settlor capacities, to amend the Plan to: (1) conform to the requirements of law, including regulations and policies; (2) facilitate the administration of the Plan; and (3) adopt such other changes that the BAB deems necessary, appropriate or desirable to effectuate and support the purposes and objectives of the Plan, but only to the extent that the cost of such changes is deemed immaterial as determined by the BAB with the advice of counsel; WHEREAS, pursuant to Section 8.08 of the Plan, the BAB may direct payment to a Participant’s spouse, children or other dependent (unless there is a duly appointed legal representative) if the Participant or other person entitled to a benefit under the Plan is unable to care for their affairs because of illness or accident; and WHEREAS, the BAB, with the advice of counsel, wishes to amend the Plan effective immediately to permit a designated agent under a power of attorney that is determined to be valid under state law, to act on behalf of a Participant or Beneficiary who is unable to care for their financial affairs because of illness or accident or other medical incapacity with respect to additional Plan matters and has determined that the cost of such amendments is deemed immaterial. NOW, THEREFORE be it, RESOLVED, that Section 8.08 of the Plan is hereby amended by the addition of the following paragraph at the end thereof, effective immediately: “Furthermore, if the Administrative Committee receives a power of attorney that is valid under state law from a Participant or Beneficiary or their delegate, the Administrative Committee shall comply with the instructions of the designated

2 agent to the extent that the Administrative Committee would comply with such instructions had they been given by the Participant or Beneficiary provided that such instructions are consistent with the power of attorney and the terms of the Plan and the instructions do not benefit the designated agent. A power of attorney that is valid under state law must either (1) have been issued due to the fact that the Participant or Beneficiary is unable to attend to their financial affairs because of illness or accident or other medical incapacity, or (2) be accompanied by a certification of the treating physician that the Participant or Beneficiary is unable to attend to their financial affairs due to such incapacity. Whether a power of attorney satisfies both state law and the incapacity requirement will be determined by the Administrative Committee or its delegate, pursuant to rules that may be changed from time to time but that will be applied in a uniform and nondiscriminatory manner.” RESOLVED, the BAB hereby grants Andrea Kroska, Senior Director, Global Benefit, full power and authority to make such modifications to these amendments as she deems necessary or desirable, provided that such changes are consistent with the intent of the BAB. This consent may be executed in any number of counterparts (including approvals by email) which together shall constitute one and the same consent. IN WITNESS WHEREOF, the undersigned have set their hand on this 20th day of December, 2024. ____________________________________ Andrea Kroska Senior Director, Global Benefits